Property, equipment and software, net	12 Months Ended
Dec. 31, 2021
Property, equipment and software, net
Property, equipment and software, net

6.Property, equipment and software, net

The following is a summary of property, equipment and software, net:

	December 31, 2020	December 31, 2021
	RMB	RMB
Furniture and electronic equipment	6,373	5,307
Vehicles	296	243
Software	1,516	1,559
Leasehold improvement	4,469	5,080
Total property, equipment and software	12,654	12,189
Less: accumulated depreciation and amortization	(6,946)	(8,722)
Property, equipment and software, net	5,708	3,467

Depreciation expenses of property, equipment and software were RMB3.8 million, RMB3.0 million and RMB3.3 million, for the years ended December 31, 2019, 2020 and 2021, respectively. No impairment charge was recognized for any of the years presented.